Exhibit 99.1

FOR IMMEDIATE RELEASE
Contacts:
Hanif Jamal
Chief Financial Officer
Tel: 303-845-3377
Email: investors@dothill.com

Jodi Bochert
Investor Relations
Tel: 303-845-3469
Email: investors@dothill.com

Dot Hill Reports Second Quarter 2015 Results and Updates 2015 Guidance

•	25% Year-over-Year Non-GAAP Revenue Growth

•	200% Year-over-Year Non-GAAP EPS Growth

•	Increases mid-point of full year non-GAAP revenue and non-GAAP EPS guidance

LONGMONT, Colo. -August 6, 2015 - Dot Hill Systems Corp. (NASDAQ:HILL), a trusted supplier of innovative enterprise class storage systems, reported financial results for the second quarter ended June 30, 2015.
Financial and Operational Highlights:

•
Grew Non-GAAP revenue of $60.6 million in the second quarter of 2015, compared to $60.3 million in the first quarter 2015 and $48.4 million in the second quarter of 2014, or year-over-year growth of 25.2%

•
Delivered non-GAAP earnings per fully diluted share (EPS) of $0.06 in the second quarter of 2015, compared to $0.06 in the first quarter 2015 and $0.02 in the second quarter of 2014, or year-over-year growth of 200%

•	Awarded three new patents, bringing the Company’s portfolio to 105 patents

“The second quarter of 2015 marks the third data point of double digit revenue growth and as such begins to establish the trend line that I have referenced in prior quarters. At $60.6 million, we achieved strong year over year non-GAAP revenue growth of 25%,” stated Dana Kammersgard, president and CEO, Dot Hill Systems. “And with $0.06 of non-GAAP earnings, we achieved 200% growth in EPS, once again reinforcing the operating leverage inherent in our model. I continue to believe we are the only storage company guiding and posting double digit revenue growth with profits growing disproportionately faster.”

Exhibit 99.1

Second Quarter 2015 GAAP Financial Detail:

•	Net revenue was $61.5 million for the second quarter of 2015, compared to $48.2 million for the second quarter of 2014 and $61.1 million for the first quarter of 2015.

•	Gross margin for the second quarter of 2015 was 32.7%, compared to 33.2% for the second quarter of 2014 and 34.4% for the first quarter of 2015.

•	Operating expenses for the second quarter of 2015 were $19.4 million, compared to $16.0 million for the second quarter of 2014 and $17.1 million in the first quarter of 2015.

•
Net income for the second quarter of 2015 was $0.7 million, or $0.01 per fully diluted share, compared to a net loss of $0.1 million, or ($0.00) per fully diluted share, for the second quarter of 2014, and net income of $3.9 million, or $0.06 per fully diluted share, for the first quarter of 2015.

First Half 2015 GAAP Financial Detail:

•	Net revenue was $122.7 million for the first half of 2015, compared to $96.4 million for the first half of 2014.

•	Gross margin for the first half of 2015 was 33.6% compared to 32.4% for the first half of 2014.

•	Operating expenses were $36.5 million for the first half of 2015, compared to $31.7 million for the same period in 2014.

•	Net income for the first half of 2015 was $4.6 million compared to a net loss of $0.5 million for the first half of 2014.

Trailing Twelve Months GAAP Financial Data, Continuing and Discontinued Operations:

•	Total net revenue was $243.9 million for the trailing twelve month period ended June 30, 2015, compared to $207.9 million in the trailing twelve month period ended June 30, 2014.

•	Gross margin for the trailing twelve month period ended June 20, 2015 was 33.8%, compared to 31.7% in the trailing twelve month period ended June 30, 2014.

•	Operating expenses were $69.1 million for the trailing twelve month period ended June 30, 2015, compared to $62.4 for the trailing twelve month period ended June 30, 2014.

Exhibit 99.1

•	Net income was $13.1 million for the trailing twelve month period ended June 30, 2015, compared to $3.5 million for the trailing twelve month period ended June 30, 2014.

Second Quarter 2015 Non-GAAP Financial Detail:

•
Non-GAAP net revenue was $60.6 million for the second quarter of 2015, compared to $48.4 million for the second quarter of 2014 and $60.3 million for the first quarter of 2015, or year-over-year growth of 25.2%.

◦
Vertical Markets non-GAAP net revenue was $24.8 million for the second quarter of 2015, compared to $20.8 million in the second quarter of 2014 and $35.9 million in the first quarter of 2015, or year-over-growth of 19.5%.

◦
Server OEM non-GAAP net revenue was $35.8 million for the second quarter of 2015, compared to $27.7 million in the second quarter of 2014 and $24.3 million in the first quarter of 2015, or year-over-year growth of 29.5%.

•	Non-GAAP gross margin for the second quarter of 2015 was 32.0%, compared to 33.9% in the second quarter of 2014 and 33.8% in the first quarter of 2015.

◦	Vertical Markets non-GAAP gross margin was 41.9% for the second quarter of 2015, compared to 44.7% in the second quarter of 2014 and 42.0% in the first quarter of 2015.

◦	Server OEM non-GAAP gross margin was 25.2% for the second quarter of 2015, compared to 25.9% in the second quarter of 2014 and 21.6% in the first quarter of 2015.

•
Non-GAAP operating expenses for the second quarter of 2015 were $15.4 million, compared to $15.1 million for the second quarter of 2014 and $16.4 million in the first quarter of 2015, or year-over-year growth of 2.2%.

•
Non-GAAP net income for the second quarter of 2015 was $3.9 million, or $0.06 per fully diluted share, compared to $1.3 million, or $0.02 per fully diluted share, for the second quarter of 2014, and $4.0 million, or $0.06 per fully diluted share, for the first quarter of 2015, or year-over-year non-GAAP net income growth of 211%.

First Half 2015 Non-GAAP Financial Detail:

•	Non-GAAP net revenue for the first half of 2015 was $120.9 million, compared to $97.3 million in the first half of 2014, or year-over-growth of 24.3%.

◦	Vertical Markets non-GAAP net revenue was $60.7 million, compared to $43.1 million in the first half of 2014, or year-over-year growth of 40.9%.

◦	Server OEM non-GAAP net revenue was $60.1 million in the first half of 2015, compared to $54.2 million in the first half of 2014, or year-over-year growth of 11.0%.

Exhibit 99.1

•	Non-GAAP gross margin for the first six months of 2015 was 32.9%, compared to 33.5% in the first six months of 2014.

◦	Vertical Markets non-GAAP gross margin was 42.0% in the first six months of 2015, compared to 44.0% in the first six months of 2014.

◦	Server OEM gross margin was 23.8% in the first six months of 2015, compared to 25.2% in the first six months of 2014.

•	Non-GAAP operating expenses for the first half of 2015 were $31.8 million, compared to $30.2 million in the first half of 2014, or year-over-growth of 5.2%.

•
Non-GAAP net income for the first half of 2015 was $7.9 million, or $0.12 per fully diluted share, compared to $2.3 million, or $0.04 per fully diluted share, for the first half of 2014, or year-over-year non-GAAP net income growth of 246%.

Trailing Twelve Months non-GAAP Financial Data:

•
Non-GAAP net revenue was $241.1 million for the trailing twelve month period ended June 30, 2015, compared to $209.9 million for the trailing twelve month period ended June 30, 2014, or year-over-year growth of 14.8%.

◦
Vertical Markets non-GAAP net revenue was $119.7 million for the trailing twelve month period ended June 30, 2015, compared to $79.5 million in the trailing twelve month period ended June 30, 2014, or year-over-year growth of 50.6%.

◦
Server OEM non-GAAP net revenue was $121.4 million for the trailing twelve month period ended June 30, 2015, compared to $130.4 million in the trailing twelve month period ended June 30, 2014, or year-over-year decline of 6.9%.

•	Non-GAAP gross margin for the trailing twelve month period ended June 30, 2015 was 33.3%, compared to 32.8% for the trailing twelve month period ended June 30, 2014.

◦	Vertical Markets non-GAAP gross margin was 41.8% for the trailing twelve month period ended June 30, 2015, compared to 43.1% in the trailing twelve month period ended June 30, 2014.

◦	Server OEM non-GAAP gross margin was 24.9% for the trailing twelve month period ended June 30, 2015, compared to 26.6% in the trailing twelve month period ended June 30, 2014.

•
Non-GAAP operating expenses for the trailing twelve month period ended June 30, 2015 were $61.8 million, compared to $59.5 million for the trailing twelve month period ended June 30, 2014, or year-over-year growth of 3.9%.

•
Non-GAAP net income for the trailing twelve month period ended June 30, 2015 was $18.1 million, or $0.28 per fully diluted share, compared to $9.3 million, or $0.16 per fully diluted share, for the trailing twelve month period ended June 30, 2014, or year-over-year growth of 95.1%.

Exhibit 99.1

“The second quarter was another strong quarter and proof point of sustained growth in our business,” stated Hanif Jamal, CFO, Dot Hill Systems. “What is perhaps more important to us, is that when we look at our trailing twelve month financial metrics and trends, we are right on plan and perhaps a little ahead of plan on some metrics, compared to the goals we established for 2017 at our April Analyst Day.”

Non-GAAP Operating Leverage:
During the Company’s Analyst Day on April 23, 2015, the Company established a non-GAAP operating leverage goal of 18% to 25% through fiscal year ending December 31, 2017 and defined operating leverage as the change in non-GAAP operating profit divided by the change in non-GAAP revenue. For the second quarter of 2015, for the first half of 2015 and for the trailing twelve months ending June 30, 2015, operating leverage relative to comparable prior year periods, was 22%, 24% and 29% respectively.

Balance Sheet:
The Company exited the second quarter of 2015 with cash and cash equivalents of $49.1 million. This compares to $46.3 million at the end of the first quarter of 2015, and $42.2 million at the end of the second quarter of 2014.

Guidance:
For the third quarter of 2015, the Company expects non-GAAP revenues to be between $58 million and $63 million and non-GAAP EPS to be between $0.05 and $0.08. The Company also updated its full year 2015 guidance and is now projecting non-GAAP revenues of $245 million to $260 million and non-GAAP EPS of $0.30 to $0.35. In March 2015, the Company had established full year 2015 non-GAAP revenue guidance of $230 million to $270 million, and non-GAAP EPS guidance of $0.25 to $0.35.

Conference Call Information:
The Company’s second quarter 2015 financial results conference call is scheduled to take place on Thursday, August 6, 2015 at 11:00 a.m. ET. Please join the Company for a live audio webcast at www.dothill.com in the Investor Relations section. If you prefer to join via telephone, please dial 877-303-3196 (U.S.) or 408-427-3864 (International) at least five minutes prior to the start of the call. A replay of the webcast is scheduled to be available for one week on the Dot Hill web site following the conference call. For a telephone replay, dial 855-859-2056 (U.S.) or 404-537-3406 (International) and enter conference ID# 85161162.

About Non-GAAP Financial Measures
The Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier’s defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and

Exhibit 99.1

directly related costs associated with long-term AssuredVRA software contracts, which were deferred and amortized in the Company’s GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this press release.

About Segment Financial Reporting
The Server OEM segment consists primarily of large Original Equipment Manufacturers (OEM) who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets that are recognized as processing large amounts of data. Our target Vertical Markets include Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging, among others. These customers typically embed the Company’s products into solutions for their customers, which quite often generate revenue for their end-user customers. The Company sells to these customers through both Vertical Markets OEM partners that include embedded solutions integrators, as well as through channel partners. Major Vertical Markets’ customers include Teradata, Quantum, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia. The Corporate segment consists primarily of costs that support both the Server OEM and Vertical Markets segments.

About Dot Hill
Leveraging its proprietary Assured family of storage solutions, Dot Hill solves many of today’s most challenging storage problems - helping IT to improve performance, increase availability, simplify operations, and reduce costs. Dot Hill’s solutions combine breakthrough software with the industry’s most flexible and extensive hardware platform and automated management to deliver best-in-class solutions. Headquartered in Longmont, Colorado, Dot Hill has offices and/or representatives in China, Germany, India, Japan, Singapore, and the United States.

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the third quarter and full year of 2015. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the third quarter and full year of 2015 may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors

Exhibit 99.1

may fail to perform or may terminate their agreements with Dot Hill; the risk that vertical markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form10-K filed with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

HILL-F

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Net revenue	$48,222	$61,121	$61,539	$96,429	$122,660
Cost of goods sold	32,199	40,091	41,405	65,141	81,496
Gross profit	16,023	21,030	20,134	31,288	41,164
Operating expenses:
Research and development	9,340	10,119	9,960	18,816	20,079
Sales and marketing	3,843	3,804	3,441	7,137	7,245
General and administrative	2,851	3,212	5,960	5,749	9,172
Total operating expenses	16,034	17,135	19,361	31,702	36,496
Operating income (loss)	(11)	3,895	773	(414)	4,668
Other income (expense):
Interest income (expense), net	(4)	(14)	(13)	(22)	(27)
Other income (expense), net	11	—	—	21	—
Total other income (expense), net	7	(14)	(13)	(1)	(27)

Income (loss) before income taxes	(4)	3,881	760	(415)	4,641
Income tax expense	74	10	75	75	85
Net income (loss)	$(78)	$3,871	$685	$(490)	$4,556

Net income (loss) per share:
Net income (loss) per share - basic and diluted	$(0.00)	$0.06	$0.01	$(0.01)	$0.07

Weighted average shares used to calculate net income (loss) per share:
Basic	60,159	60,760	61,292	59,920	61,027
Diluted	60,159	64,816	66,562	59,920	65,611

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31, 2014	June 30, 2015
Assets
Current assets:
Cash and cash equivalents	$42,492	$49,137
Accounts receivable, net	43,328	44,975
Inventories	11,342	9,201
Prepaid expenses and other assets	11,126	6,444
Total current assets	108,288	109,757
Property and equipment, net	8,764	8,923
Intangible assets	2,680	4,512
Other assets	500	485
Total assets	$120,232	$123,677

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$37,421	$27,998
Accrued compensation	4,015	4,684
Accrued expenses	8,039	9,837
Deferred revenue	5,319	3,836
Total current liabilities	54,794	46,355
Other long-term liabilities	2,908	2,283
Total liabilities	57,702	48,638

Stockholders' equity:
Preferred stock	—	—
Common stock	61	62
Additional paid-in capital	336,827	342,082
Accumulated other comprehensive loss	(3,152)	(455)
Accumulated deficit	(271,206)	(266,650)
Total stockholders' equity	62,530	75,039
Total liabilities and stockholders' equity	$120,232	$123,677

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(INCLUDES RESULTS FROM BOTH DISCONTINUED AND CONTINUING OPERATIONS)
(In thousands)

	Three Months Ended
	June 30, 2014	March 31, 2015	June 30, 2015
Cash Flows From Operating Activities:
Net income (loss)	$(78)	$3,871	$685
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	932	1,153	1,195
Stock-based compensation expense	1,054	880	1,200
Provision for bad debt expense	2	—	9
Write-off of property and equipment	5	—	—
Foreign currency translation adjustment upon liquidation of foreign subsidiary	—	—	2,677
Changes in operating assets and liabilities:
Accounts receivable	621	1,213	(2,746)
Inventories	87	1,890	250
Prepaid expenses and other assets	1,306	3,680	1,013
Accounts payable	(2,010)	(5,890)	(3,335)
Accrued compensation and other expenses	(404)	725	1,653
Deferred revenue	32	(628)	(852)
Other long-term liabilities	109	(425)	(197)
Net cash provided by operating activities	1,656	6,469	1,552

Cash Flows From Investing Activities:
Purchases of property and equipment	(437)	(1,517)	(842)
Purchases of intangible assets	—	(1,342)	(835)
Net cash used in investing activities	(437)	(2,859)	(1,677)

Cash Flows From Financing Activities:
Shares withheld for tax purposes	(8)	—	(10)
Proceeds from sale of stock to employees	646	172	3,014
Net cash provided by (used in) financing activities	638	172	3,004

Effect of Exchange Rate Changes on Cash and Cash Equivalents	17	7	(23)
Net Increase in Cash and Cash Equivalents	1,874	3,789	2,856
Cash and Cash Equivalents, beginning of period	40,322	42,492	46,281
Cash and Cash Equivalents, end of period	$42,196	$46,281	$49,137

Supplemental Disclosures of Non-Cash Investing and Financing Activities:
Capital expenditures incurred but not paid	$345	$461	$970
Supplemental Cash Flow Data:
Cash paid for income taxes	$65	$98	$164

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
GAAP net revenue	$48,222	$61,121	$61,539	$96,429	$122,660
Long-term software contract royalties	203	(854)	(916)	856	(1,770)
Non-GAAP net revenue	$48,425	$60,267	$60,623	$97,285	$120,890

GAAP gross profit	$16,023	$21,030	$20,134	$31,288	$41,164
GAAP gross margin %	33.2%	34.4%	32.7%	32.4%	33.6%
Stock-based compensation	95	123	155	159	278
Severance costs	2	4	—	75	4
Long-term software contract royalties	203	(854)	(916)	856	(1,770)
Long-term software contract costs	117	50	50	240	100
Non-GAAP gross profit	$16,440	$20,353	$19,423	$32,618	$39,776
Non-GAAP gross margin %	33.9%	33.8%	32.0%	33.5%	32.9%

GAAP sales and marketing expenses	$3,843	$3,804	$3,441	$7,137	$7,245
GAAP contribution margin	$12,180	$17,226	$16,693	$24,151	$33,919
GAAP contribution margin %	25.3%	28.2%	27.1%	25.0%	27.7%
Stock-based compensation	(99)	(116)	(139)	(171)	(255)
Severance costs	—	(21)	(7)	(42)	(28)
Restructuring charge	—	—	(135)	—	(135)
Non-GAAP sales and marketing expenses	$3,744	$3,667	$3,160	$6,924	$6,827
Non-GAAP contribution margin	$12,696	$16,686	$16,263	$25,694	$32,949
Non-GAAP contribution margin %	26.2%	27.7%	26.8%	26.4%	27.3%

GAAP operating expenses	$16,034	$17,135	$19,361	$31,702	$36,496
Currency gain (loss)	28	27	(2,725)	101	(2,698)
Stock-based compensation	(959)	(757)	(1,045)	(1,473)	(1,802)
Restructuring charge	—	—	(135)	—	(135)
Severance costs	—	(33)	(22)	(83)	(55)
Non-GAAP operating expenses	$15,103	$16,372	$15,434	$30,247	$31,806

GAAP operating income (loss)	$(11)	$3,895	$773	$(414)	$4,668
Currency (gain) loss	(28)	(27)	2,725	(101)	2,698
Stock-based compensation	1,054	880	1,200	1,632	2,080
Long-term software contract royalties	203	(854)	(916)	856	(1,770)
Long-term software contract costs	117	50	50	240	100
Restructuring charge	—	—	135	—	135
Severance costs	2	37	22	158	59
Non-GAAP operating income	$1,337	$3,981	$3,989	$2,371	$7,970

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015

GAAP net income (loss)	$(78)	$3,871	$685	$(490)	$4,556
Currency (gain) loss	(28)	(27)	2,725	(101)	2,698
Stock-based compensation	1,054	880	1,200	1,632	2,080
Other income	(17)	—	—	(27)	—
Long-term software contract royalties	203	(854)	(916)	856	(1,770)
Long-term software contract costs	117	50	50	240	100
Restructuring charge	—	—	135	—	135
Severance costs	2	37	22	158	59
Non-GAAP net income	$1,253	$3,957	$3,901	$2,268	$7,858

Non-GAAP net income per share
Basic	$0.02	$0.07	$0.06	$0.04	$0.13
Diluted	$0.02	$0.06	$0.06	$0.04	$0.12
Weighted average shares used to calculate net income per share:
Basic	60,159	60,760	61,292	59,920	61,027
Diluted	63,806	64,816	66,562	63,834	65,611

Non-GAAP net income	$1,253	$3,957	$3,901	$2,268	$7,858
Interest expense	4	14	13	22	27
Income tax expense	74	10	75	75	85
Depreciation	932	1,153	1,195	1,891	2,348
Non-GAAP EBITDA	$2,263	$5,134	$5,184	$4,256	$10,318

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR SERVER OEM SEGMENT
(In thousands)

	Three Months Ended			Six Months Ended
	June 30, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Server OEM GAAP net revenue	$27,463	$25,178	$36,733	$53,317	$61,911
Long-term software contract royalties	203	(854)	(916)	856	(1,770)
Server OEM non-GAAP net revenue	$27,666	$24,324	$35,817	$54,173	$60,141

Server OEM GAAP gross profit	$6,783	$5,996	$9,803	$12,387	$15,799
Server OEM GAAP gross margin %	24.7%	23.8%	26.7%	23.2%	25.5%
Stock-based compensation	59	58	101	100	159
Severance costs	2	2	—	49	2
Long-term software contract royalties	203	(854)	(916)	856	(1,770)
Long-term software contract costs	117	50	50	240	100
Server OEM non-GAAP gross profit	$7,164	$5,252	$9,038	$13,632	$14,290
Server OEM non-GAAP gross margin %	25.9%	21.6%	25.2%	25.2%	23.8%

Server OEM GAAP sales and marketing expenses	$541	$602	$614	$1,023	$1,216
Server OEM GAAP contribution margin	$6,242	$5,394	$9,189	$11,364	$14,583
Server OEM GAAP contribution margin %	22.7%	21.4%	25.0%	21.3%	23.6%
Stock-based compensation	(21)	(21)	(28)	(36)	(49)
Severance costs	—	(4)	(1)	(9)	(5)
Server OEM non-GAAP sales and marketing expenses	$520	$577	$585	$978	$1,162
Server OEM non-GAAP contribution margin	$6,644	$4,675	$8,453	$12,654	$13,128
Server OEM non-GAAP contribution margin %	24.0%	19.2%	23.6%	23.4%	21.8%

Server OEM GAAP operating income	$6,242	$5,394	$9,189	$11,364	$14,583
Stock-based compensation	80	79	129	136	208
Severance costs	2	6	1	58	7
Long-term software contract royalties	203	(854)	(916)	856	(1,770)
Long-term software contract costs	117	50	50	240	100
Server OEM non-GAAP operating income	$6,644	$4,675	$8,453	$12,654	$13,128

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR VERTICAL MARKETS SEGMENT
(In thousands)

	Three Months Ended			Six Months Ended
	June 30, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Vertical Markets GAAP and non-GAAP net revenue	$20,759	$35,943	$24,806	$43,112	$60,749

Vertical Markets GAAP gross profit	$9,240	$15,034	$10,331	$18,901	$25,365
Vertical Markets GAAP gross margin %	44.5%	41.8%	41.6%	43.8%	41.8%
Stock-based compensation	36	65	54	58	119
Severance costs	—	2	—	27	2
Vertical Markets non-GAAP gross profit	$9,276	$15,101	$10,385	$18,986	$25,486
Vertical Markets non-GAAP gross margin %	44.7%	42.0%	41.9%	44.0%	42.0%

Vertical Markets GAAP sales and marketing expenses	$2,478	$2,548	$2,044	$4,732	$4,592
Vertical Markets GAAP contribution margin	$6,762	$12,486	$8,287	$14,169	$20,773
Vertical Markets GAAP contribution margin %	32.6%	34.7%	33.4%	32.9%	34.2%
Stock-based compensation	(45)	(58)	(61)	(78)	(119)
Severance costs	—	(10)	(4)	(19)	(14)
Restructuring charge	—	—	(135)	—	(135)
Vertical Markets non-GAAP sales and marketing expenses	$2,433	$2,480	$1,844	$4,635	$4,324
Vertical Markets non-GAAP contribution margin	$6,843	$12,621	$8,541	$14,351	$21,162
Vertical Markets non-GAAP contribution margin %	33.0%	35.1%	34.4%	33.3%	34.8%

Vertical Markets GAAP operating income	$6,762	$12,486	$8,287	$14,169	$20,773
Stock-based compensation	81	123	115	136	238
Severance costs	—	12	4	46	16
Restructuring charge	—	—	135	—	135
Vertical Markets non-GAAP operating income	$6,843	$12,621	$8,541	$14,351	$21,162

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR CORPORATE SEGMENT
(In thousands)

	Three Months Ended			Six Months Ended
	June 30, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
Corporate GAAP sales and marketing expenses	$824	$654	$783	$1,382	$1,437
Corporate GAAP contribution margin	$(824)	$(654)	$(783)	$(1,382)	$(1,437)
Stock-based compensation	(33)	(37)	(50)	(57)	(87)
Severance costs	—	(7)	(2)	(14)	(9)
Corporate non-GAAP sales and marketing expenses	$791	$610	$731	$1,311	$1,341
Corporate non-GAAP contribution margin	$(791)	$(610)	$(731)	$(1,311)	$(1,341)

Corporate GAAP research and development expenses	$9,340	$10,119	$9,960	$18,816	$20,079
Stock-based compensation	(347)	(386)	(467)	(607)	(853)
Severance costs	—	(12)	(5)	(40)	(17)
Corporate non-GAAP research and development expenses	$8,993	$9,721	$9,488	$18,169	$19,209

Corporate GAAP general and administrative expenses	$2,851	$3,212	$5,960	$5,749	$9,172
Currency gain (loss)	28	27	(2,725)	101	(2,698)
Stock-based compensation	(513)	(255)	(439)	(695)	(694)
Severance costs	—	—	(10)	(1)	(10)
Corporate non-GAAP general and administrative expenses	$2,366	$2,984	$2,786	$5,154	$5,770

Corporate GAAP operating loss	$(13,015)	$(13,985)	$(16,703)	$(25,947)	$(30,688)
Currency (gain) loss	(28)	(27)	2,725	(101)	2,698
Stock-based compensation	893	678	956	1,359	1,634
Severance costs	—	19	17	55	36
Corporate non-GAAP operating loss	$(12,150)	$(13,315)	$(13,005)	$(24,634)	$(26,320)

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2014	March 31, 2015	June 30, 2015	June 30, 2014	June 30, 2015
GAAP income (loss) per share	$(0.00)	$0.06	$0.01	$(0.01)	$0.07
Currency (gain) loss	—	(0.00)	0.04	0.00	0.04
Stock-based compensation	0.02	0.01	0.02	0.03	0.03
Long-term software contract royalties	0.00	(0.01)	(0.01)	0.01	(0.03)
Long-term software contract costs	0.00	0.00	0.00	0.00	0.00
Other adjustments	—	—	—	0.01	0.01
Non-GAAP income per share*	$0.02	$0.06	$0.06	$0.04	$0.12

Weighted average shares used to calculate earnings per share:
Basic	60,159	60,760	61,292	59,920	61,027
Diluted	63,806	64,816	66,562	63,834	65,611

* Per share data may not always add to the total for the period because each figure is independently calculated.

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR TRAILING 12 MONTHS
(In thousands)

	Trailing 12 Months
	Q3 2013 through Q2 2014	Q3 2014 through Q2 2015
GAAP net revenue from continuing operations	$207,831	$243,896
GAAP revenue from discontinued operations	28	—
Total GAAP net revenue, from continuing and discontinued operations	$207,859	$243,896
AssuredUVS revenue	(28)	—
Long-term software contract royalties	2,084	(2,812)
Total non-GAAP net revenue	$209,915	$241,084

GAAP gross profit from continuing operations	$65,911	$82,451
GAAP gross margin % from continuing operations	31.7%	33.8%
GAAP gross profit from discontinued operations	28	—
GAAP gross profit from continuing and discontinued operations	$65,939	$82,451
GAAP gross margin % from continuing and discontinued operations	31.7%	33.8%
Stock-based compensation	314	469
Severance costs	92	4
AssuredUVS revenue	(28)	—
Power supply component failures	69	(100)
Long-term software contract royalties	2,084	(2,812)
Long-term software contract costs	418	200
Non-GAAP gross profit	$68,888	$80,212
Non-GAAP gross margin %	32.8%	33.3%

GAAP sales and marketing expenses	$14,292	$14,613
GAAP contribution margin from continuing operations	$51,619	$67,838
GAAP contribution margin % from continuing operations	24.8%	27.8%
Stock-based compensation	(298)	(437)
Severance costs	(46)	(30)
Restructuring charge	—	(135)
Non-GAAP sales and marketing expenses	$13,948	$14,011
Non-GAAP contribution margin	$54,940	$66,201
Non-GAAP contribution margin %	26.2%	27.5%

GAAP operating expenses from continuing operations	$62,322	$69,066
GAAP operating expenses from discontinued operations	69	—
GAAP operating expenses for continuing and discontinued operations	$62,391	$69,066
Currency loss	(55)	(2,885)
Stock-based compensation	(2,651)	(3,125)
AssuredUVS expenses	(8)	—
Long-term software contract deferred costs	(12)	—
Legal settlement	—	(1,000)
Restructuring charge	(46)	(135)
Severance costs	(98)	(85)
Non-GAAP operating expenses	$59,521	$61,836

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR TRAILING 12 MONTHS
(In thousands)

	Trailing 12 Months
	Q3 2013 through Q2 2014	Q3 2014 through Q2 2015
GAAP operating income from continuing operations	$3,589	$13,385
GAAP operating loss from discontinued operations	(41)	—
GAAP operating income for continuing and discontinued operations	$3,548	$13,385
Currency loss	55	2,885
Stock-based compensation	2,965	3,594
AssuredUVS expenses, less AssuredUVS revenue	(20)	—
Power supply component failures	69	(100)
Long-term software contract royalties	2,084	(2,812)
Long-term software contract costs	418	200
Long-term software contract deferred costs	12	—
Legal settlement	—	1,000
Restructuring charge	46	135
Severance costs	190	89
Non-GAAP operating income	$9,367	$18,376

GAAP net income from continuing operations	$3,521	$13,101
GAAP net loss from discontinued operations	(42)	—
GAAP net income for continuing and discontinued operations	$3,479	$13,101
Currency loss	55	2,885
Stock-based compensation	2,965	3,594
Other income	(27)	—
AssuredUVS expenses, less AssuredUVS revenue	(20)	—
Power supply component failures	69	(100)
Long-term software contract royalties	2,084	(2,812)
Long-term software contract costs	418	200
Long-term software contract deferred costs	12	—
Legal settlement	—	1,000
Restructuring charge	46	135
Severance costs	190	89
Non-GAAP net income	$9,271	$18,092

Non-GAAP net income per share	$0.16	$0.28

Non-GAAP net income	$9,271	$18,092
Interest expense	21	41
Income tax expense	43	237
Depreciation	3,553	4,429
Non-GAAP EBITDA	$12,888	$22,799

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR SERVER OEM SEGMENT FOR TRAILING 12 MONTHS
(In thousands)

	Trailing 12 Months
	Q3 2013 through Q2 2014	Q3 2014 through Q2 2015
Server OEM GAAP net revenue	$128,232	$124,174
Long-term software contract royalties	2,084	(2,812)
Server OEM non-GAAP net revenue	$130,416	$121,362

Server OEM GAAP gross profit	$31,795	$32,623
Server OEM GAAP gross margin %	24.8%	26.3%
Stock-based compensation	214	272
Severance costs	61	2
Power supply component failures	69	(100)
Long-term software contract royalties	2,084	(2,812)
Long-term software contract costs	418	200
Server OEM non-GAAP gross profit	$34,641	$30,185
Server OEM non-GAAP gross margin %	26.6%	24.9%

Server OEM GAAP sales and marketing expenses	$2,085	$2,313
Server OEM GAAP contribution margin	$29,710	$30,310
Server OEM GAAP contribution margin %	23.2%	24.4%
Stock-based compensation	(63)	(81)
Severance costs	(10)	(5)
Server OEM non-GAAP sales and marketing expenses	$2,012	$2,227
Server OEM non-GAAP contribution margin	$32,629	$27,958
Server OEM non-GAAP contribution margin %	25.0%	23.0%

Server OEM GAAP operating income	$29,710	$30,310
Stock-based compensation	277	353
Severance costs	71	7
Power supply component failures	69	(100)
Long-term software contract royalties	2,084	(2,812)
Long-term software contract costs	418	200
Server OEM non-GAAP operating income	$32,629	$27,958

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR VERTICAL MARKETS SEGMENT FOR TRAILING 12 MONTHS
(In thousands)

	Trailing 12 Months
	Q3 2013 through Q2 2014	Q3 2014 through Q2 2015
Vertical Markets GAAP net revenue from continuing operations	$79,499	$119,722
GAAP revenue from discontinued operations	28	—
Vertical Markets GAAP net revenue from continuing and discontinued operations	$79,527	$119,722
AssuredUVS revenue	(28)	—
Vertical Markets non-GAAP net revenue	$79,499	$119,722

Vertical Markets GAAP gross profit from continuing operations	$34,116	$49,828
Vertical Markets GAAP gross margin % from continuing operations	42.9%	41.6%
Vertical Markets GAAP gross profit from discontinued operations	28	—
Vertical Markets GAAP gross profit from continuing and discontinued operations	$34,144	$49,828
Vertical Markets GAAP gross margin % from continuing and discontinued operations	42.9%	41.6%
Stock-based compensation	100	197
Severance costs	31	2
AssuredUVS revenue	(28)	—
Vertical Markets non-GAAP gross profit	$34,247	$50,027
Vertical Markets non-GAAP gross margin %	43.1%	41.8%

Vertical Markets GAAP sales and marketing expenses	$9,411	$9,637
Vertical Markets GAAP contribution margin from continuing operations	$24,705	$40,191
Vertical Markets GAAP contribution margin % from continuing operations	31.1%	33.6%
Stock-based compensation	(135)	(210)
Severance costs	(21)	(15)
Restructuring recovery	—	(135)
Vertical Markets non-GAAP sales and marketing expenses	$9,255	$9,277
Vertical Markets non-GAAP contribution margin	$24,992	$40,750
Vertical Markets non-GAAP contribution margin %	31.4%	34.0%

Vertical Markets GAAP operating income from continuing operations	$24,705	$40,191
Vertical Markets GAAP operating income from discontinued operations	28	—
Vertical Markets GAAP operating income (loss) from continuing and discontinued operations	$24,733	$40,191
Stock-based compensation	235	407
Severance costs	52	17
AssuredUVS revenue	(28)	—
Restructuring charge	—	135
Vertical Markets non-GAAP operating income	$24,992	$40,750

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR CORPORATE SEGMENT FOR TRAILING 12 MONTHS
(In thousands)

	Trailing 12 Months
	Q3 2013 through Q2 2014	Q3 2014 through Q2 2015
Corporate GAAP sales and marketing expenses	$2,796	$2,663
Corporate GAAP contribution margin	$(2,796)	$(2,663)
Stock-based compensation	(100)	(146)
Severance costs	(15)	(10)
Corporate non-GAAP sales and marketing expenses	$2,681	$2,507
Corporate non-GAAP contribution margin	$(2,681)	$(2,507)

Corporate GAAP research and development expenses	$36,527	$38,908
Stock-based compensation	(1,083)	(1,550)
Long-term software contract deferred costs	(12)	—
Severance costs	(47)	(45)
Corporate non-GAAP research and development expenses	$35,385	$37,313

Corporate GAAP general and administrative expenses from continuing operations	$11,503	$15,545
Corporate GAAP general and administrative expenses from discontinued operations	69	—
Corporate GAAP general and administrative expenses from continuing and discontinued operations	$11,572	$15,545
Currency loss	(55)	(2,885)
Stock-based compensation	(1,270)	(1,138)
AssuredUVS expenses	(8)	—
Restructuring charge	(46)	—
Legal settlement	—	(1,000)
Severance costs	(5)	(10)
Corporate non-GAAP general and administrative expenses	$10,188	$10,512

Corporate GAAP operating loss from continuing operations	$(50,826)	$(57,116)
Corporate GAAP operating loss from discontinued operations	(69)	—
Corporate GAAP operating loss from continuing and discontinued operations	$(50,895)	$(57,116)
Currency loss	55	2,885
Stock-based compensation	2,453	2,834
AssuredUVS expenses	8	—
Long-term software contract deferred costs	12	—
Restructuring charge	46	—
Legal settlement	—	1,000
Severance costs	67	65
Corporate non-GAAP operating loss	$(48,254)	$(50,332)

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR TRAILING 12 MONTHS
(Per share amounts)

	Trailing 12 Months
	Q3 2013 through Q2 2014	Q3 2014 through Q2 2015
GAAP income per share	$0.06	$0.20
Currency loss	0.00	0.04
Stock-based compensation	0.05	0.05
Long-term software contract royalties	0.02	(0.03)
Legal settlement	0.00	0.02
Other adjustments	0.03	0.00
Non-GAAP income per share*	$0.16	$0.28

* Per share data may not always add to the total for the period because each figure is independently calculated.